DISCOVERY SELECT® VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated January 25, 2024
to Prospectus dated May 1, 2023

This Supplement should be read in conjunction with the current Prospectus (“Prospectus”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional information. If you have any questions or would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

This Supplement contains information about a change to the variable investment options available in your Annuity.

American Century Investments® VP Value Fund - Class I - Merger:

Subject to shareholder approval, effective on or about the close of business April 26, 2024 (the “Effective Date”), the following Target Portfolio will be merged into the following Acquiring Portfolio, as noted below. Upon completion of the merger, all references to the Target Portfolio in the Prospectus will be deleted and replaced with the Acquiring Portfolio.

Target Portfolio	Acquiring Portfolio
American Century Investments® VP Value Fund - Class I	LVIP American Century Value Fund - Standard Class II

On the Effective Date, the Target Portfolio will no longer be available under your Annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio, as noted above. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.

Please note that you may transfer Account Value out of the Target Portfolio into an investment option available under your Annuity contract for a period of 60 days prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

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LVIP American Century Value Fund – Standard Class II:

Subject to shareholder approval of the merger, the LVIP American Century Value Fund – Standard Class II will be added to your Annuity contract as the Acquiring Portfolio in connection with the above merger. The Acquiring Portfolio will have the same investment objective, will be managed by the same investment adviser, and will have the same Current Expenses and Average Annual Total Returns as the Target Portfolio. Therefore, information in your Prospectus regarding the Acquiring Portfolio remains the same as that of the Target Portfolio. Accordingly, on the Effective Date all references in the Prospectus to the American Century Investments® VP Value Fund - Class I will be replaced with LVIP American Century Value Fund – Standard Class II.

In addition, following the merger, the Sub-account investing in the Acquiring Portfolio will be closed to new investments except from contract owners that had Account Value transferred to the Acquiring Portfolio as a result of the merger.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

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